Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

Brookfield U.S. Listed Real Estate Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated May 15, 2020

to the Funds’ Prospectus dated April 29, 2020

Effective July 1, 2020, on page 78 of the Prospectus, under the heading “Shareholder Information—Description of Share Classes,” the response to the question “Convertible to Another Class?” under the column heading “Class C Shares,” is hereby deleted in its entirety and replaced with the following:

“Yes, automatic conversion into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares.”

Effective July 1, 2020, on page 82 of the Prospectus, under the heading “Shareholder Information,” the second paragraph under the subsection “Shareholder Account Information—(Class C Shares Only),” is hereby deleted in its entirety and replaced with the following:

“Class C Shares Conversion Feature. Class C Shares will convert automatically into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares. When Class C Shares that you acquired through a purchase or exchange convert, any other Class C Shares that you purchased with reinvested distributions also will convert into Class A Shares on a pro rata basis. A shorter holding period may apply depending on your financial intermediary.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this Supplement for reference.